UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

DELSITE, INC.
 (Exact name of registrant as specified in its charter)

Texas	001-10862	75-1435663
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Walnut Hill Lane Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 518-1300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 28, 2008, DelSite, Inc. (the “Company”) entered into that certain Agreement for Purchase and Sale of Assets (the “Agreement”) with Carrington Acquisition, LLC, an Illinois limited liability company not affiliated with the Company (“Buyer”), for the sale, assignment, and transfer of certain of the Company’s assets and liabilities related to wound care products and contract manufacturing, including certain inventories, copyrights, patents, and trademarks (the “Purchased Assets”). Buyer agreed to pay $2,762,037.77 in cash and assume certain of the Company’s liabilities totaling approximately $195,384 for the Purchased Assets. All of the proceeds from the sale were delivered to, and are presently held by, the collateral agent for the Company’s senior secured convertible debentures.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the transaction described in Item 1.01 above, (i) that certain Supply Agreement dated November 3, 2000, as amended (the “Supply Agreement”), between the Company and Medline Industries, Inc., an affiliate of Buyer (“Medline”), was terminated on July 28, 2008. Under the Supply Agreement, the Company manufactured certain Medline-branded products for Medline; (ii) that certain Distributor and License Agreement dated as of November 3, 2000, as amended (the “Distributor Agreement”), between the Company and Medline, was also terminated on July 28, 2008. Under the Distributor Agreement, Medline distributed certain of the Company’s products.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this report is hereby incorporated by reference into this Item 2.01. On July 28, 2008, the closing under the Agreement occurred and the Company disposed of the Purchased Assets. Upon closing, Buyer paid the Company $2,762,037.77 in cash and assumed certain of the Company’s liabilities totaling approximately $195,384.

The foregoing summary description of the Agreement in Items 1.01 and 2.01 does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 hereto and incorporated into Items 1.01 and 2.01 by reference.

A copy of the press release dated July 31, 2008 relating to the Agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

10.1	The Agreement for Purchase and Sale of Assets dated as of July 28, 2008.

99.1	Press release dated July 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARRINGTON LABORATORIES, INC.

Date: August 1, 2008

By: /s/ Carlton E. Turner
Carlton E. Turner, Ph.D., D.Sc.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	The Agreement for Purchase and Sale of Assets dated as of July 28, 2008.

99.1	Press release dated July 31, 2008.